                                                             EXHIBIT NUMBER (21)
                                                             TO 2002 FORM 10-K

                     NORTHERN TRUST CORPORATION SUBSIDIARIES
                               AS OF MARCH 1, 2003

                                                                       Percent          Jurisdiction of
                                                                        Owned           Incorporation
                                                                        -----           -------------
The Northern Trust Company                                               100%           Illinois
     Norlease, Inc.                                                      100%           Delaware
        TNT-NL Leasing I, Inc.                                           100%           Delaware
     MFC Company, Inc.                                                   100%           Delaware
     The Northern Trust Company, Canada                                  100%           Ontario, Canada
     Nortrust Nominees, Ltd.                                             100%           England
     The Northern Trust Company U.K. Pension Plan Limited                100%           England
     The Northern Trust International Banking Corporation                100%           Edge Act
        The Northern Trust Company of Hong Kong Limited                99.99%           Hong Kong
        Northern Trust Trade Services Limited                             99%           Hong Kong
        Northern Trust Fund Managers (Ireland) Limited                   100%           Ireland
        Northern Trust Global Investments (Europe) Limited               100%           England
         Helaba Northern Trust GmbH                                       50%           Germany
        Northern Trust (Ireland) Limited                                 100%           Ireland
         Northern Trust Investor Services (Ireland) Limited              100%           Ireland
         Northern Trust Custodial Services (Ireland) Limited             100%           Ireland
         Northern Trust Fund Services (Ireland) Limited                  100%           Ireland
         Nortrust Nominees (Ireland) Limited                             100%           Ireland
         Northern Trust Property Services (Ireland) Limited              100%           Ireland
     NTG Services LLC                                                    100%           Delaware LLC
        NT Mortgage Holdings LLC                                        99.6%           Delaware LLC
     Northern Trust Investments, Inc.                                    100%           Illinois
     RemitStream Solutions, LLC                                           20%           Delaware

Northern Trust of Florida Corporation                                    100%           Florida
     Northern Trust Cayman International, Ltd.                           100%           Cayman Islands,
                                                                                        BWI
     Northern Trust Bank of Florida, N.A.                                100%           National Bank
        Realnor Properties, Inc.                                         100%           Florida
        Realnor Special Properties, Inc.                                 100%           Florida
        Realnor 1177, Inc.                                               100%           Florida
        Realnor Hallandale, Inc.                                         100%           Florida
        Northern Annuity Sales, Inc.                                     100%           Florida

Nortrust Holding Corporation*                                            100%           Arizona
      Northern Trust Bank,  N.A.*                                        100%           National Bank

Northern Trust of California Corporation                                 100%           Delaware
      Northern Trust Bank of California  N.A.                            100%           National Bank

                     NORTHERN TRUST CORPORATION SUBSIDIARIES
                               AS OF MARCH 1, 2003
                                   (continued)

                                                                       Percent          State of
                                                                        Owned           Incorporation
                                                                        -----           -------------
Metroplex Bancshares, Inc.                                               100%           Texas
      Metroplex Delaware Financial Corporation                           100%           Delaware
         Northern Trust Bank of Texas N.A.                              16.2%           National Bank

Fiduciary Services Inc.                                                  100%           Texas
                                                                                        (INACTIVE)

Northern Trust of Texas Corporation                                      100%           Texas
     Northern Trust Bank of  Texas N.A.                                 83.8%           National Bank

Northern Trust Bank, FSB                                                 100%           Federal Savings
                                                                                        Bank

Northern Trust Holdings L.L.C.                                           100%           Delaware

Northern Investment Corporation                                          100%           Delaware

Northern Investment Management Company                                   100%           Delaware
                                                                                        (INACTIVE)

Northern Trust Securities, Inc.                                          100%           Delaware

Northern Trust Services, Inc.                                            100%           Illinois

Nortrust Realty Management, Inc.                                         100%           Illinois

The Northern Trust Company of New York                                   100%           New York

Northern Trust Retirement Consulting, L.L.C.                             100%           Delaware

Northern Trust Global Advisors, Inc.                                     100%           Delaware
    NT Global Advisors, Inc.                                             100%           Ontario, Canada
    Northern Trust Global Advisors, Limited                              100%           England
    The Northern Trust Company of Connecticut                            100%           Connecticut
    NT Fund Advisors of Quebec, Inc.                                     100%           Quebec, Canada

Northern Trust Global Investments Japan, K.K.                            100%           Japan

NTC Capital I                                                            100%           Delaware

NTC Capital II                                                           100%           Delaware

*Effective February 18, 2002, the Corporation's Arizona banking subsidiary changed its name from Northern Trust Bank Arizona N.A. to Northern Trust Bank, N.A. At the same time, Northern Trust Bank of Colorado was merged into Northern Trust Bank, N.A. Effective February 19, 2002, Nortrust of Arizona Holding Corporation changed its name to Nortrust Holding Corporation. At the same time, Northern Trust of Colorado Corporation was merged into Nortrust Holding Corporation.